Investor presentation February 8, 2018 Exhibit 99.2

Safe harbor 2 Forward-looking statements. This presentation contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. These statements are not guarantees of future performance. These forward-looking statements are based on management’s expectations as of February 8, 2018 and assumptions which are inherently subject to uncertainties, risks and changes in circumstances that are difficult to predict. The use of words such as “intend” and “expect,” among others, generally identify forward-looking statements. However, these words are not the exclusive means of identifying such statements. In addition, any statements that refer to expectations, projections or other characterizations of future events or circumstances are forward-looking statements and may include statements relating to future revenues, expenses, margins, profitability, net income (loss), earnings per share and other measures of results of operations, as well as the expected benefits of certain operational initiatives and the prospects for future growth of Expedia, Inc.’s business generally. Actual results and the timing and outcome of events may differ materially from those expressed or implied in the forward-looking statements for a variety of reasons, including, among others: an increasingly competitive global environment; our failure to invest in evolving channels, offer new consumer choices, adapt to competitive or consumer preference developments, or modify our current business models and practices or adopt new business models or practices in order to compete in a dynamic industry; changes in search engine algorithms and dynamics or other traffic-generating arrangements; our failure to maintain and expand our relationships and contractual agreements with travel suppliers or travel distribution partners; declines or disruptions in the travel industry; our failure to maintain and expand our brand awareness and the increased costs to do so; our failure to invest in and adapt to technological developments and industry trends; risks related to our acquisitions, investments or significant commercial arrangements; risks related to regulatory developments that affect the vacation rental industry or HomeAway’s continued transition to a primarily transaction-based business; risks relating to our operations in international markets; our failure to comply with current laws, rules and regulations, or changes to such laws, rules and regulations; adverse application of existing tax laws, rules or regulations, or how these laws, rules and regulations are subject to interpretation by taxing authorities; changes to the taxation of international business activities, the adoption of other corporate tax reform policies, or changes in tax legislation or policies; adverse outcomes in legal proceedings to which we are a party; interruption, security breaches and lack of redundancy in our information systems; our failure to comply with governmental regulation and other legal obligations related to our processing, storage, use, disclosure and protection of personal information, payment card information and other consumer data; our failure to comply with international privacy regulations; risks related to payments and fraud; fluctuations in foreign exchange rates; volatility in our stock price; liquidity constraints or our inability to access the capital markets when necessary or desirable; our failure to retain or motivate key personnel or hire, retain and motivate qualified personnel, including senior management; changes in control of the Company; management and director conflicts of interest; risks related to actions taken by our business partners and third party service providers, including failure to comply with our requirements or standards or the requirements or standards of governmental authorities, or any cessation of their operations; risks related to the failure of counterparties to perform on financial obligations; risks related to our long-term indebtedness, including our failure to effectively operate our businesses due to restrictive covenants in the agreements governing our indebtedness; our failure to protect our intellectual property and proprietary information from copying or use by others, including potential competitors; as well as other risks detailed in our public filings with the SEC, including our annual report on Form 10-K for the year ended December 31, 2017. Except as required by law, we undertake no obligation to update any forward-looking or other statements in this release, whether as a result of new information, future events or otherwise. Non-GAAP measures. Reconciliations to GAAP measures of non-GAAP measures included in this presentation are included in the Appendix. These measures are intended to supplement, not substitute for, GAAP comparable measures. Investors are urged to consider carefully the comparable GAAP measures and reconciliations. Industry / market data. Industry and market data used in this presentation have been obtained from industry publications and sources as well as from research reports prepared for other purposes. We have not independently verified the data obtained from these sources and cannot assure you of the data’s accuracy or completeness. Trademarks & logos. Trademarks and logos are the property of their respective owners. © 2018 Expedia, Inc. All rights reserved. CST: 2029030-50

Expedia, Inc. at a glance

Largest travel company
$88B
gross bookings[1]

$10.1B revenue growing **>2X faster** vs. industry

675M+ monthly site visits[2]

75+ countries served

Nearly **2.0M** lodging options for travelers[3]

22K+ employees globally

Notes: Expedia, Inc. results shown for 2017. [1]Gross bookings is an operating and statistical metric that captures the total dollar value, generally inclusive of taxes and fees, of travel services booked by our customers. [2]Monthly visits based on data for Brand Expedia, Hotels.com, Orbitz, Travelocity, Wotif, HomeAway, trivago and Hotwire combined during 2017. [3]Consists of both Expedia properties and online bookable HomeAway listings.
Sources: Overall travel industry growth rate based on Phocuswright data for 2017 Y/Y.

3

Key investment highlights 4 Operating the world’s largest, diversified travel platform2 Harnessing significant scale and technological advantages3 Leading brands with proprietary channels4 Strong financial performance on solid trajectory5 Track record of successful M&A and smart capital allocation6 1 Huge addressable market

Huge opportunity in $1.6T global market Notes: Expedia’s share of travel market defined as gross bookings during 2017. Travel market size estimates based on Phocuswright data for 2018. 2018 data includes addition of alternative accommodations and activities, which was not included in prior years. Sources: Phocuswright estimates and Expedia data. Global leader with significant headroom for further growth 44% of total travel market Total travel market ~$1.6T 27% 7% 5% 6% 12% 3% 2% 2% 5 47% 46% Online travel segment 40% 37% United States and Canada EMEA Asia Pacific Latin America $481B $556B $486B $87B 2018 total travel market Expedia, Inc. Other

World's largest, diversified travel platform

expedia inc.

High volume & diversity of DEMAND

Monthly visits[1]
675M+ in 75+ countries

Active corporate travelers
1.8M+

Powering
150k+
Offline travel agents[2]

Contacts handled annually[3]
60M

The Expedia, Inc. global travel platform

VOLUME AND GLOBAL REACH

Unmatched breadth & choice of products

Scale and relevance

Ability to test & innovate faster

Best in class customer & partner experiences

Unrivaled global distribution opportunities

MULTI-CHANNEL, MULTI-PLATFORM GLOBAL MARKETPLACE

Broad and diversified SUPPLY

Properties[4]
590K+

Online bookable vacation rentals
1.5M

Airlines
550+

Car rental companies
150+

Unique activities
25K+

Notes: Expedia, Inc. data shown as of 12/31/17, unless otherwise noted. [1]Monthly visitors based on data for Brand Expedia, Hotels.com, Orbitz, Travelocity, Wotif, HomeAway, trivago and Hotwire combined during 2017. [2]Offline travel agents based on number of sales agents in Global Customer Operations, Expedia Affiliate Network (EAN), HomeAway, Classic Vacations, CruiseShipCenters, Travel Agent Affiliate Program (TAAP) as of 12/31/2016. [3]Contacts handled annually include calls, emails, chats and social media. [4]Includes more than 150,000 HomeAway listings.

6

Unmatched portfolio of leading travel brands with global reach expedia inc.

Core OTA

Expedia
Only global full-service online travel agency, in 33 countries
Multi-product
~$50B gross bookings

Hotels.com
A leading hotel specialist globally, in 65+ countries
Lodging
~$20B gross bookings[1]

Expedia Partner Solutions, powered by
Expedia Global Partner Solutions
Expedia Affiliate Network

ORBITZ, CheapTickets, travelocity, Expedia Local Expert, wotif group, hotwire

EGENCIA — BUSINESS TRAVEL • EXPEDIA, INC.
A leader in global corporate travel, in 65+ countries
Corporate travel
~$7B gross bookings

HomeAway
Global vacation rental marketplace, in 40+ countries
Vacation rentals
~$9B gross bookings

VRBO, Abritel, stayz, OwnersDirect, Homelidays, BedandBreakfast.com trivago
A leading hotel metasearch company, in 55 countries
Metasearch
~$1.2B revenue[2]

Expedia, Inc. supply & ecommerce platform

Notes: All stats shown as of 2017. [1]Includes bookings from Hotels.com and Expedia Affiliate Network (EAN). [2]trivago revenue includes intercompany.

7

Expedia loyalty programs drive repeat & create competitive differentiation 8 Notes: All metrics provided are as of 12/31/17. • 26M+ members • Available in 32 countries • 8M+ members • Members booked 80%+ more hotels than non-members • 35M+ members • Available in 65+ countries

Investments in mobile drive growth & engagement

expedia inc.

250M+
cumulative app downloads[1]

Approximately
1 in 3
transactions booked via mobile[2]

Over
50% of traffic
arrives via mobile[3]

Travel industry

Mobile share of gross online bookings by key countries and regions



90%
45%
0%
China
Japan
India
Spain
U.K.
Italy
Germany
Scandinavia
France
U.S.
2015
2017
2020
APAC
Europe
U.S.

Source: Phocuswright



HOTELS
FLIGHTS
CARS
ACTIVITIES
Hotels
Flights
Cars
Activities
Packages
You Have an Upcoming Trip!
Hotels.com
Need a hotel tonight?

Notes: [1]Cumulative app downloads as of 12/31/17 for all Expedia, Inc. brands. [2]Based on Expedia, Inc. transactions in 2017. [3]Mobile traffic stat based on Brand Expedia, Hotels.com, Orbitz, Wotif, CheapTickets, ebookers and HomeAway mobile traffic in Q4 2017.

9

HomeAway is a world leader in vacation rentals 10 Notes: 1Source: Phocuswright. 2Calculated using HomeAway data for periods prior to Expedia, Inc.’s acquisition in December 2015. $120B market opportunity1 2016 41% 53% 6% Transactional Subscription Other 68% 27% 5% 2017 Transitioning the business model from subscription-based to transactional Revenue growth of 32%Revenue growth of 38%2

HomeAway transition progressing well 11 Easier to search, book and pay online Great selection with 1.5 million online bookable listings worldwide Peace of mind through Book with Confidence Guarantee Benefits to travelers:Benefits to homeowners: Marketplace tools allow owners and property managers to drive more demand $1M liability protection and Premier Partner program to reward top owners and property managers Significant marketing investments to bolster traveler demand

Strong financial execution Notes: All figures shown excluding eLong. 1Non-GAAP measure. See Appendix for non-GAAP to GAAP reconciliation. Room nights M Revenue1 $B Gross bookings $B Adjusted EBITDA1 $M 120 150 203 269 2013 2014 2015 2016 2017 38 48 60 78 2013 2014 2015 2016 2017 4.6 5.6 6.6 8.8 10.1 2013 2014 2015 2016 2017 891 1,051 1,165 1,616 1,713 2013 2014 2015 2016 2017 CAGR: 27% CAGR: 24% CAGR: 22% CAGR: 18% 12 88312

Solid track record of capital allocation



2011
2012
2013
2014
2015
2016
2017
2018
$M
283
77
209
397
130
217
515
76
594
537
85
663
45
108
5,321
436
150
84
294
176
545
2011
2012
2013
2014
2015
2016
2017
Share repurchases
Dividends
M&A enterprise value[1]

Total free cash flow generated: $5.6B[2]

2011

TripAdvisor spin

(~$500M invested, $5.7B value today[3])

2011 – 2013

- Improving financial performance fueled by organic investment in tech
- Working capital for agency hotel build out
- $1.2B share repurchases
- trivago majority investment of ~$632M (Expedia's ownership interest ~$1.7B value today)[4]
- Opportunistic M&A

2014 – 2017

- Solid financial performance
- Strategic investments in hotel margins & supply footprint
- Orbitz synergies realization
- $1.3B share repurchases
- HomeAway ~$3.6B acquisition; shift from subscription to eCommerce model

2018+

- Strategic investments in hotel supply and cloud computing transition
- HomeAway transition complete and growth story continues
- Opportunistic M&A, share repurchases and dividends
- Begin moving into new Seattle HQ campus in late 2019

Notes: [1]Does not include $671M divestiture of eLong. [2]Free cash flow is a non-GAAP measure and includes eLong. See Appendix for non-GAAP to GAAP reconciliation. [3]Value as of 2/6/18. [4]Value of majority investment based on exchange rates as of transaction announcement date 12/21/12. Includes approximately $57M in stock-based compensation related to the issuance of common stock. Value today as of 2/6/18 based on 59.6% ownership interest at 12/31/17.

13

Data center investments shrink as cloud migration builds momentum expedia inc.

Reducing data center capital spend


~80%
reduction
2016
2017
2018*

***Expected cloud spend to total about $170 million in 2018**

Expected cloud benefits on operations

- Scalability and speed
  - Cost effectively improves site performance during peak traffic periods
  - Accelerates growth into new countries or markets
  - Provides flexibility for possible future acquisitions
- Resiliency gains simplify and speed recovery from a business disruption
- Enhanced data analytics capabilities
- ~6K of best and brightest technology minds can focus more on innovation[1]
- Reduction in existing data center maintenance (~40% of the data center, cloud and other expenses line item)

Notes: [1]Employees in technology roles as of 12/31/17.

14

New Seattle headquarters of Expedia, Inc.: Building for the future 15 Sources: Images courtesy of ZGF Architects and Surface Design. Key facts • 40 acres on Seattle waterfront • Initial build out of ~1.2M sq. ft. • Secured approvals to build up to 1.9M total sq. ft. over 15 years • New construction began in late 2017 • Expect to begin moving at the end of 2019 Benefits • Brings all Seattle area employees onto a single, unified campus • Helps attract and retain key talent • Ample room to accommodate long-term growth Financial considerations • Comparable technology building cost • Planned spending of $230M in 2018 followed by $450M in 2019 • Valuable asset in attractive location

Appendix

Non-GAAP definitions Expedia, Inc. (excluding eLong). Expedia sold its ownership interest in eLong, Inc. on May 22, 2015. In order to allow comparison with prior periods for the ongoing Expedia businesses, Expedia, Inc. (excluding eLong) gross bookings, revenue, Adjusted EBITDA, operating income (loss), adjusted net income (loss), and net income (loss) attributable to the Company, each exclude the impact of eLong. Other figures in the deck exclude eLong, other than where noted. Adjusted EBITDA is defined as net income (loss) attributable to Expedia, Inc. adjusted for: (1) net income (loss) attributable to non-controlling interests; (2) provision for income taxes; (3) total other expenses, net; (4) stock-based compensation expense, including compensation expense related to certain subsidiary equity plans; (5) acquisition-related impacts, including (i) amortization of intangible assets and goodwill and intangible asset impairment, (ii) gains (losses) recognized on changes in the value of contingent consideration arrangements; and (iii) upfront consideration paid to settle employee compensation plans of the acquiree; (6) certain other items, including restructuring; (7) items included in legal reserves, occupancy tax and other, which includes reserves for potential settlement of issues related to transactional taxes (e.g. hotel and excise taxes), related to court decisions and final settlements, and charges incurred, if any, for monies that may be required to be paid in advance of litigation in certain transactional tax proceedings; (8) that portion of gains (losses) on revenue hedging activities that are included in other, net that relate to revenue recognized in the period; and (9) depreciation. The above items are excluded from our Adjusted EBITDA measure because these items are non-cash in nature, or because the amount and timing of these items is unpredictable, not driven by core operating results and renders comparisons with prior periods and competitors less meaningful. We believe Adjusted EBITDA is a useful measure for analysts and investors to evaluate our future on-going performance as this measure allows a more meaningful comparison of our performance and projected cash earnings with our historical results from prior periods and to the results of our competitors. Moreover, our management uses this measure internally to evaluate the performance of our business as a whole and our individual business segments. In addition, we believe that by excluding certain items, such as stock-based compensation and acquisition-related impacts, Adjusted EBITDA corresponds more closely to the cash operating income generated from our business and allows investors to gain an understanding of the factors and trends affecting the ongoing cash earnings capabilities of our business, from which capital investments are made and debt is serviced. The definition for Adjusted EBITDA was revised in the fourth quarter of 2012. Free cash flow is defined as net cash flow provided by operating activities less capital expenditures. Management believes Free Cash Flow is useful to investors because it represents the operating cash flow that our operating businesses generate, less capital expenditures but before taking into account other cash movements that are not directly tied to the core operations of our businesses, such as financing activities, foreign exchange or certain investing activities. We added additional detail for the capital expenditures associated with building our new headquarters facility in Seattle, Washington. We believe separating out capital expenditures for this discrete project is important to provide additional transparency to investors related to operating versus project-related capital expenditures. Free Cash Flow has certain limitations in that it does not represent the total increase or decrease in the cash balance for the period, nor does it represent the residual cash flow for discretionary expenditures. Therefore, it is important to evaluate Free Cash Flow along with the consolidated statements of cash flows. 17

Non-GAAP / GAAP reconciliation: Revenue Notes: Numbers may not sum due to rounding. $ Millions 2013 2014 2015 2016 2017 Core OTA revenue $4,069 $4,905 $5,877 $7,084 $7,881 trivago revenue 216 414 548 836 1,166 Egencia revenue 365 400 400 462 521 HomeAway revenue - - 20 689 906 eLong revenue 164 178 42 - - Intercompany eliminations (43) (133) (215) (297) (414) Revenue attributable to Expedia, Inc. $4,771 $5,763 $6,672 $8,774 $10,060 eLong revenue (164) (178) (42) - - Revenue excluding eLong $4,607 $5,585 $6,631 $8,774 $10,060 18

$ Millions 2013 2014 2015 2016 2017 Net income attributable to Expedia, Inc. $233 $398 $764 $282 $378 Net income (loss) attributable to noncontrolling interests (16) (25) (42) (21) (7) Net income 216 373 723 261 371 Provision for income taxes 84 92 203 15 45 Income before income taxes 301 465 926 277 417 Total other expense, net 65 53 (4) 185 208 Gain on sale of business - - (509) - - Operating income $366 $518 $414 $462 $625 Gain (loss) on revenue hedges related to revenue recognized 11 9 44 13 6 Restructuring charges - 26 72 43 17 Legal reserves, occupancy tax and other 78 42 (105) 26 25 Stock-based compensation 130 85 178 242 149 Amortization of intangible assets 72 80 164 352 275 Depreciation 212 266 337 477 614 Acquisition-related and other 10 - - - - Adjusted EBITDA $879 $1,025 $1,103 $1,616 $1,713 eLong adjusted EBITDA 12 27 62 - - Adjusted EBITDA excluding eLong $891 $1,051 $1,165 $1,616 $1,713 Non-GAAP / GAAP reconciliation: Adjusted EBITDA Notes: Numbers may not sum due to rounding. 19

Non-GAAP / GAAP reconciliation: Free cash flow Notes: Numbers may not sum due to rounding and include eLong. $ Millions 2011 2012 2013 2014 2015 2016 2017 TOTAL Cash provided by operations $826 $1,237 $763 $1,367 $1,368 $1,564 $1,799 $8,924 Headquarters capital expenditures - - - - (233) (26) (68) (327) Non-headquarters capital expenditures (208) (236) (309) (328) (554) (723) (642) (3,000) Total capital expenditures (208) (236) (309) (328) (787) (749) (710) (3,327) Free cash flow $618 $1,001 $455 $1,039 $581 $815 $1,089 $5,598 20